Intangible Asset, Net	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Asset, Net

12. Intangible Asset, Net

Intangible asset, net consists of the following:

(in thousands)	December 31, 2023	December 31, 2022
Capitalized software costs	$15	$-
Xepi® license	4,600	$4,600
Less: Accumulated amortization	(1,986)	(1,568)
Intangible asset, net	$2,629	$3,032

The Xepi® license intangible asset was recorded at acquisition-date fair value of $4.6 million and is amortized on a straight-line basis over the useful life of 11 years. Amortization expense was $0.4 million for each of the years ended December 31, 2023 and 2022.

We review the Xepi® license intangible asset for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset group may not be fully recoverable. The Company has generated limited revenue from the sales of Xepi® during the current reporting periods and recent developments with the third-party manufacturer that was providing our supply of Xepi® have resulted in further constraints on the commercialization of the product. However, Ferrer is qualifying a new Contract manufacturer, Cambrex, which is expected to begin production in the second half of 2024.

The Company performed an impairment analysis because of this situation, coupled with the relief from the start-up cost and contingent consideration payment obligations under the Release, which significantly increased the carrying value of the asset group, and determined no impairment charges were deemed necessary during the twelve months ended December 31, 2023.

Capitalized Software Costs. The Company capitalizes the application development phase costs of internal use software in accordance with ASC 350-40, “Intangibles-Goodwill and Other-Internal Use Software”. Capitalized costs will be amortized on a straight-line basis over the estimated useful life of the asset upon completion. There was no amortization expense as of December 31, 2023.